Ordinary Shares	6 Months Ended
Jun. 30, 2021
Ordinary Shares

12. Ordinary Shares

As at June 30, 2021, the Company is authorized to issue 1,500,000,000 ordinary shares.

On April 14, 2021, the Company issued 16,393,445 ordinary shares to a third party for gross proceeds of US$100.0 million through a PIPE. Issuance costs totaled US$0.1 million.

On June 30, 2021, the Company issued 104,000,000 ordinary shares in a public offering on the HKEX for gross proceeds of US$534.7 million. Issuance costs totaled US$26.9 million.

In connection with the public offering on the HKEX, the Company also granted an over-allotment option. Refer to Note 22.

Each ordinary share is entitled to one vote. The holders of ordinary shares are also entitled to receive dividends whenever funds are legally available and when declared by the Board of Directors of the Company.